UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2021

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-3853	20-2777218
1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 704-382-3853	35-0594457

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c)).

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 28, 2021, Duke Energy Corporation (“Duke Energy”), along with certain of its subsidiaries, entered into a definitive agreement providing for an acquisition of a 19.9% interest in Duke Energy Indiana, LLC (“DEI”), with an affiliate of GIC Private Limited, Singapore's sovereign wealth fund and an experienced investor in U.S. infrastructure.

As stated above, on January 28, 2021, Cinergy Corp., (“Cinergy”), Duke Energy Indiana Holdco, LLC (“DEI Holdco”) and Duke entered into an Investment Agreement (the “Investment Agreement”) with Epsom Investment Pte. Ltd. (“Investor”), pursuant to which DEI Holdco agreed to issue and sell to Investor, and Investor agreed to purchase from DEI Holdco, certain newly issued membership interests of DEI Holdco such that Investor will own 19.9% of the issued and outstanding membership interests of DEI Holdco (the “Acquired DEI Holdco Interests”) following two closings, for an aggregate purchase price of $2,050,000,000. At the first closing (the “First Closing”), DEI Holdco will issue and sell to Investor 11.05% (the “First Closing Acquired Percentage”) of the DEI Holdco membership interests issued and outstanding immediately after the First Closing in exchange for 50% of the purchase price, subject to adjustment. At the second closing (the “Second Closing”), DEI Holdco will issue and sell to Investor additional DEI Holdco membership interests such that Investor will own 19.9% of DEI Holdco immediately after the Second Closing in exchange for 50% of the purchase price.

Prior to the First Closing, Cinergy plans to contribute to DEI Holdco 100% of the issued and outstanding membership interests of DEI (the “DEI Membership Interests”) such that DEI Holdco owns 100% of the DEI Membership Interests.

The purchase price with respect to the First Closing is subject to adjustment based on capital contributions made to DEI Holdco and its subsidiaries by Cinergy or any of its affiliates on or after the date of the Investment Agreement and prior to the First Closing.

The issuance of membership interests under the Investment Agreement is subject to the satisfaction of certain customary conditions described in the Investment Agreement, including receipt of the approval of the Federal Energy Regulatory Commission and completion of review by the Committee on Foreign Investments in the United States. The First Closing will occur following the date on which the applicable conditions have been satisfied, and the Second Closing will occur on a date to be proposed by DEI Holdco that is no later than January 18, 2023 and on which the applicable conditions have been satisfied.

In addition, each of the parties has agreed to customary covenants, including, among others, the following: (i) Cinergy will conduct the business of DEI and DEI Holdco and its subsidiaries in the ordinary course of business consistent with past practices and will preserve, maintain and protect the assets of DEI and DEI Holdco and its subsidiaries in material compliance with applicable laws and material permits and contracts; (ii) the parties will cooperate and use reasonable best efforts to obtain the required consents as soon as reasonably practicable; and (iii) the parties will take all action and do all things necessary, proper or advisable under applicable laws to consummate the transactions, including executing documents and taking actions as may be reasonably requested by another party in order to consummate the transactions.

The Investment Agreement contains representations and warranties by Cinergy and Investor which are customary for transactions of this type. It also obligates the parties to indemnify each other for losses arising out of breaches of the Investment Agreement or failure by such party to perform with respect to the representations, warranties or covenants contained in the Investment Agreement, among other things, subject to customary limitations. The Investment Agreement contains termination rights for both Cinergy and Investor. The Investment Agreement may be terminated: (i) by mutual consent of the parties; (ii) by either Investor or Cinergy if the First Closing has not occurred within six (6) months, subject to possible extension; (iii) by either party, as the case may be, prior to the First Closing upon certain material breaches or failures to perform any of the representations, warranties, covenants or agreements by the other party; or (iv) by either party prior to the First Closing in the event of a final and non-appealable order or action restraining, enjoining or otherwise prohibiting the transactions.

In connection with the First Closing, Investor, DEI Holdco and Cinergy will enter into an Amended and Restated Limited Liability Company Operating Agreement of DEI Holdco (the “LLC Agreement”), the form of which has been agreed to by the parties. The LLC Agreement will establish the general framework governing the relationship between Investor and Cinergy, and their respective successors and transferees, as members of DEI Holdco and will provide Investor with limited minority governance rights commensurate with its ownership. Certain transfer restrictions and other transfer rights apply to Investor and Cinergy under the LLC Agreement, including the right of Investor to require Cinergy to acquire Investor’s interests in certain circumstances.

The foregoing summaries of the Investment Agreement and the LLC Agreement and the transactions contemplated thereby are subject to, and qualified in their entirety by, the full terms of the Investment Agreement, which will be filed with Duke Energy’s and DEI’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, and the full terms of the LLC Agreement, which will be filed no later than with Duke Energy’s and DEI’s Quarterly Report on Form 10-Q for the period in which the parties enter into the LLC Agreement.

Item 7.01 Regulation FD Disclosure.

On January 28, 2021, Duke Energy also announced its 2021 adjusted earnings per share (EPS) guidance range of $5.00 to $5.30. The transaction with GIC bolsters the company’s growth potential and supports Duke Energy’s increased long-term adjusted EPS growth rate of 5 to 7% (from 4 to 6% previously) through 2025, based off the 2021 adjusted EPS midpoint of $5.15. Proceeds from the transaction will fund Duke Energy's increased $58 to $60 billion capital plan. On January 28, 2021, Duke Energy posted an investor presentation to its website at www.duke-energy.com/our-company/investors related to this announcement and the signing of the Investment Agreement and the transactions contemplated thereby. A copy of this investor presentation is attached hereto as Exhibit 99.1.

On January 28, 2021, Duke Energy issued a press release announcing the earnings guidance set forth above and the signing of the Investment Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.2.

The information in Exhibit 99.1 and Exhibit 99.2 is being furnished pursuant to this Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions and can often be identified by terms and phrases that include “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook” or other similar terminology. Various factors may cause actual results to be materially different than the suggested outcomes within forward-looking statements; accordingly, there is no assurance that such results will be realized. These factors include, but are not limited to:

•	The impact of the COVID-19 pandemic;
•	State, federal and foreign legislative and regulatory initiatives, including costs of compliance with existing and future environmental requirements, including those related to climate change, as well as rulings that affect cost and investment recovery or have an impact on rate structures or market prices;
•	The extent and timing of costs and liabilities to comply with federal and state laws, regulations and legal requirements related to coal ash remediation, including amounts for required closure of certain ash impoundments, are uncertain and difficult to estimate;
•	The ability to recover eligible costs, including amounts associated with coal ash impoundment retirement obligations and costs related to significant weather events, and to earn an adequate return on investment through rate case proceedings and the regulatory process;
•	The costs of decommissioning nuclear facilities could prove to be more extensive than amounts estimated and all costs may not be fully recoverable through the regulatory process;
•	Costs and effects of legal and administrative proceedings, settlements, investigations and claims;
•	Industrial, commercial and residential growth or decline in service territories or customer bases resulting from sustained downturns of the economy and the economic health of our service territories or variations in customer usage patterns, including energy efficiency efforts and use of alternative energy sources, such as self-generation and distributed generation technologies;
•	Federal and state regulations, laws and other efforts designed to promote and expand the use of energy efficiency measures and distributed generation technologies, such as private solar and battery storage, in Duke Energy service territories could result in customers leaving the electric distribution system, excess generation resources as well as stranded costs;
•	Advancements in technology;
•	Additional competition in electric and natural gas markets and continued industry consolidation;
•	The influence of weather and other natural phenomena on operations, including the economic, operational and other effects of severe storms, hurricanes, droughts, earthquakes and tornadoes, including extreme weather associated with climate change;
•	The ability to successfully operate electric generating facilities and deliver electricity to customers including direct or indirect effects to the company resulting from an incident that affects the U.S. electric grid or generating resources;
•	The ability to obtain the necessary permits and approvals and to complete necessary or desirable pipeline expansion or infrastructure projects in our natural gas business;
•	Operational interruptions to our natural gas distribution and transmission activities;
•	The availability of adequate interstate pipeline transportation capacity and natural gas supply;
•	The impact on facilities and business from a terrorist attack, cybersecurity threats, data security breaches, operational accidents, information technology failures or other catastrophic events, such as fires, explosions, pandemic health events or other similar occurrences;
•	The inherent risks associated with the operation of nuclear facilities, including environmental, health, safety, regulatory and financial risks, including the financial stability of third-party service providers;
•	The timing and extent of changes in commodity prices and interest rates and the ability to recover such costs through the regulatory process, where appropriate, and their impact on liquidity positions and the value of underlying assets;
•	The results of financing efforts, including the ability to obtain financing on favorable terms, which can be affected by various factors, including credit ratings, interest rate fluctuations, compliance with debt covenants and conditions and general market and economic conditions;

•	Credit ratings of Duke Energy and DEI (the Duke Energy Registrants) may be different from what is expected;
•	Declines in the market prices of equity and fixed-income securities and resultant cash funding requirements for defined benefit pension plans, other post-retirement benefit plans and nuclear decommissioning trust funds;
•	Construction and development risks associated with the completion of the Duke Energy Registrants’ capital investment projects, including risks related to financing, obtaining and complying with terms of permits, meeting construction budgets and schedules and satisfying operating and environmental performance standards, as well as the ability to recover costs from customers in a timely manner, or at all;
•	Changes in rules for regional transmission organizations, including changes in rate designs and new and evolving capacity markets, and risks related to obligations created by the default of other participants;
•	The ability to control operation and maintenance costs;
•	The level of creditworthiness of counterparties to transactions;
•	The ability to obtain adequate insurance at acceptable costs;
•	Employee workforce factors, including the potential inability to attract and retain key personnel;
•	The ability of subsidiaries to pay dividends or distributions to Duke Energy Corporation holding company (the Parent);
•	The performance of projects undertaken by our nonregulated businesses and the success of efforts to invest in and develop new opportunities;
•	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies;
•	The impact of U.S. tax legislation to our financial condition, results of operations or cash flows and our credit ratings;
•	The impacts from potential impairments of goodwill or equity method investment carrying values; and
•	The ability to implement our business strategy, including enhancing existing technology systems.

Additional risks and uncertainties are identified and discussed in the Duke Energy Registrants’ reports filed with the SEC and available at the SEC’s website at sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Forward-looking statements speak only as of the date they are made and the Duke Energy Registrants expressly disclaim an obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Adjusted Earnings per Share (EPS) Guidance

Duke Energy materials for the GIC Investment in DEI include a reference to the forecasted 2021 adjusted EPS guidance range of $5.00 to $5.30 per share, with a midpoint of approximately $5.15 per share. The materials also reference the long-term range of annual growth of 5% - 7% off the midpoint of the 2021 adjusted EPS guidance range, revised up from 4% - 6%. The forecasted adjusted EPS is a non-GAAP financial measure as it represents basic EPS available to Duke Energy common stockholders, adjusted for the per share impact of special items. Special items represent certain charges and credits, which management believes are not indicative of Duke Energy’s ongoing performance.

Management believes the presentation of adjusted EPS provides useful information to investors, as it provides them with an additional relevant comparison of Duke Energy’s performance across periods. Management uses this non-GAAP financial measure for planning and forecasting and for reporting financial results to the Duke Energy Board of Directors, employees, stockholders, analysts and investors. Adjusted EPS is also used as a basis for employee incentive bonuses.

The most directly comparable GAAP measure for adjusted EPS is reported basic EPS available to Duke Energy common stockholders. Due to the forward-looking nature of this non-GAAP financial measure for future periods, information to reconcile it to the most directly comparable GAAP financial measure is not available at this time, as management is unable to project all special items for future periods, such as legal settlements, the impact of regulatory orders or asset impairments.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Investor Presentation, dated January 28, 2021 (furnished pursuant to Item 7.01)
99.2	Press Release, dated January 28, 2021 (furnished pursuant to Item 7.01)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

By:	/s/ David S. Maltz
Name:	David S. Maltz
Title:	Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary

Date: January 28, 2021

DUKE ENERGY INDIANA, LLC

By:	/s/ David S. Maltz
Name:	David S. Maltz
Title:	Vice President, Legal, Chief Governance Officer and Assistant Secretary

Date: January 28, 2021